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                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        DATE OF REPORT: NOVEMBER 17, 1997
                        (Date of earliest event reported)

                              SILICON GRAPHICS, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                       1-10441               94-2789662
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.

      2011 N. SHORELINE BOULEVARD, MOUNTAIN VIEW, CALIFORNIA 94043-1389
              (Address of principal executive officers) (Zip Code)

                                (415) 960-1980
              (Registrant's telephone number, including area code)


           ------------------------------------------------------------
           (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On November 17, 1997, Silicon Graphics, Inc. issued a press release regarding the company's stock repurchase program, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1  Press release of Silicon Graphics, Inc. dated November 17, 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: November 17, 1997
                                        SILICON GRAPHICS, INC.
                                        (Registrant)


                                        By: /s/ William M. Kelly
                                            ------------------------------
                                                William M. Kelly
                                                Senior Vice President,
                                                Corporation Operations